UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

_________________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): May 8, 2007

Swank, Inc.
 (Exact name of registrant as specified in its charter)

Commission File Number 1-5354

Delaware	04-1886990
(State or other jurisdiction of incorporation or organization)	(IRS Employer Identification Number)
90 Park Avenue New York, NY	10016
(Address of principal executive offices)	(Zip code)

(212) 867-2600
(Registrant’s telephone number, including area code)

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02.             Results of Operations and Financial Condition.

                  On May 8, 2007, Swank, Inc. (the “Company”) issued a press release announcing its financial results for its fiscal quarter ended March 31, 2007. A copy of that press release is attached to this Current Report on Form 8-K as Exhibit 99 and is incorporated by reference herein.

                  The information contained in this Current Report on Form 8-K, including the exhibit hereto and the information contained therein, is being furnished to the Securities and Exchange Commission, shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, and shall not be incorporated by reference into any filing under the Exchange Act or the Securities Act of 1933, as amended, except as specifically set forth in such statement or report.

Item 9.01. (a) (b) (c) (d)	Financial Statements and Exhibits. Financial Statements of Businesses Acquired. Pro Forma Financial Information. Shell Company Transactions. Exhibits	Not Applicable. Not Applicable. Not Applicable

Exhibit No. 99	Description Press Release of the Company dated May 8, 2007

SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 8, 2007	SWANK, INC. By: /s/ Jerold R. Kassner Jerold R. Kassner, Executive Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit No. 99	Description Press Release of the Company dated May 8, 2007